ISI STRATEGY FUND, INC.

SUPPLEMENT DATED SEPTEMBER 5, 2014 TO THE
PROSPECTUS DATED MARCH 1, 2014

Effective September 8, 2014, the first paragraph of the section entitled “How to Buy Shares” on page 8 of the Prospectus is hereby deleted in its entirety and replaced with the following:

You may buy shares through any securities dealer authorized to sell the Fund’s shares (“Securities Dealer”) and any financial institution that acts as a shareholder servicing agent on behalf of the Fund (“Fund Servicing Agent”). Send your check (along with a completed Application Form) to the Fund’s Transfer Agent in order to open an account. You may obtain an Application Form by calling the Transfer Agent at (800) 882-8585 or by visiting the Fund’s website at www.isifunds.com, or in writing. Written requests should be sent to:

By Mail:

ISI Strategy Fund
c/o ALPS Fund Services
P.O. Box 1920
Denver, CO 80201

By Overnight:

ISI Strategy Fund
c/o ALPS Fund Services
1290 Broadway, Suite 1100
Denver, CO 80203

Effective September 8, 2014, the second paragraph of the section entitled “How to Redeem Shares” on page 10 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Your Securities Dealer, your Fund Servicing Agent or the Transfer Agent may require specific documents, such as those listed below, before they redeem your shares.

1)
A letter of instruction specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

2)	In certain circumstances, a Medallion signature guarantee is required. These circumstances include:
•	Changing your designated bank account information;
•	Adding bank information to an existing account;
•	Requesting a redemption (must be made in writing) in excess of $50,000;
•	Requesting a wire transfer or electronic funds transfer of redemption proceeds to a bank account other than the bank account of record;
•	Requests for redemption proceeds to be mailed to an address other than the address of record;
•	Redemptions made within 30 days of an address change;
•	Certain transactions on accounts involving executors, administrators, trustees or guardians;
•	On the IRA Transfer Form if transferring your Fund IRA to another mutual fund;
•	Changing registered account holders;
•	Changing the name on an account due to divorce or marriage (or you can provide a certified copy of the legal documents) showing the name change.

HOW TO OBTAIN A MEDALLION SIGNATURE GUARANTEE

Medallion signature guarantees must be obtained from a participant in a Medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of the Financial Industry Regulatory Authority, Inc. or members of the New York Stock Exchange. Contact your financial institution to ask if it participates in a medallion program.

A Medallion signature guarantee may not be provided by a notary public.

Effective September 8, 2014, the section entitled “TELEPHONE TRANSACTIONS” on page 11 of the Prospectus is hereby deleted in its entirety and replaced with the following:

If your shares are registered in your name, you may redeem them (in an amount up to $50,000) or exchange them for shares of another ISI Fund by calling the Transfer Agent on any Business Day between the hours of 9 a.m. to 8 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges unless you specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent. The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that they reasonably believe to be genuine. Your telephone transaction request will be recorded. During periods of significant economic or market volatility, you may experience difficulty contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.

Effective September 8, 2014, the section entitled “Other Service Providers” on page 15 of the Prospectus is hereby deleted in its entirety and replaced with the following:

OTHER SERVICE PROVIDERS

International Strategy & Investment Group LLC, 666 Fifth Avenue, 11th Floor, New York, NY 10103, is the principal underwriter of the Fund.

International Strategy & Investment, Inc., 666 Fifth Avenue, 11th Floor, New York, NY 10103, is the Fund’s administrator.

ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, is the fund accountant, sub-administrator, and transfer agent and dividend disbursing agent.

MUFG Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, CA 94104, is the custodian.

Effective September 8, 2014, the information on page 18 of the Prospectus is hereby deleted in its entirety and replaced with the following:

ISI STRATEGY FUND
Investment Advisor
INTERNATIONAL STRATEGY & INVESTMENT, INC.
666 5th Avenue, 11th Floor
New York, NY 10103

Investment Sub-Advisor
LOS ANGELES CAPITAL MANAGEMENT AND EQUITY RESEARCH, INC.
11150 Santa Monica Boulevard, Suite 200
Los Angeles, CA 90025

Administrator INTERNATIONAL STRATEGY & INVESTMENT, INC. 666 5th Avenue, 11th Floor New York, NY 10103	Distributor INTERNATIONAL STRATEGY & INVESTMENT GROUP LLC 666 5th Avenue, 11th Floor New York, NY 10103

Fund Accountant, Sub-Administrator & Transfer Agent ALPS FUND SERVICES, INC. 1290 Broadway, Suite 1100 Denver, CO 80203	Independent Registered Public Accounting Firm BBD, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103

Custodian MUFG UNION BANK, N.A. 350 California Street, 6th Floor San Francisco, CA 94104	Fund Counsel KRAMER LEVIN NAFTALIS & FRANKEL LLP 1177 Avenue of the Americas New York, NY 10036

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ISI STRATEGY FUND, INC.

SUPPLEMENT DATED SEPTEMBER 5, 2014 TO THE
STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 1, 2014

Effective September 8, 2014, all references to Mr. Theodore J. Boudria, Jr. and Ms. Francine S. Hayes are hereby deleted in their entirety and the Officers’ table of the section entitled “Management of the Fund- Officers” on page 14 of the Statement of Additional Information is hereby supplemented with the following:

Name, Age and Address	Position with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years
Erich A. Rettinger (age 29)	Assistant Treasurer	Since 2014	Fund Controller, ALPS Fund Services, Inc. (2013 to present); formerly, Assistant Fund Controller, ALPS Fund Services, Inc. (2011 – 2013); Fund Accounting, ALPS Fund Services, Inc. (2007 – 2011)

Effective September 8, 2014, the information in the section entitled “Administration, Fund Accountant, Custodian and Transfer Agent Services” on page 20 of the Statement of Additional Information is hereby deleted in its entirety and replaced with the following:

In addition to serving as the Fund’s adviser, International Strategy & Investment, Inc. (“ISI, Inc.”), 666 Fifth Avenue, 11th Floor, New York, NY 10103, acts as the ISI Funds administrator under an Administration Agreement between ISI Funds and ISI, Inc.  ISI, Inc. is responsible for providing certain administrative services to the ISI Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the ISI Funds, including preparing certain reports and other documents required by federal and/or state laws and regulations.  In addition, ISI, Inc. oversees the activities of the sub-administrator. Under the Administration Agreement, after paying the sub-administrator for its services, ISI, Inc. is entitled to an annual fee of 0.02% based on the average daily net assets of each ISI Fund.

ALPS Fund Services, Inc. (“ALPS”), 1290 Broadway, Suite 1100, Denver, CO 80203, serves as sub-administrator and fund accounting agent under a Sub-Administration Agreement with ISI, Inc. (the “Sub-Administration Agreement”).  Under the Sub-Administration Agreement, ALPS provides the ISI Funds with administrative, fund accounting, and pricing services, including maintaining the books and records of the ISI Funds.  For its sub-administrative and fund accounting services, ALPS receives a fee based on the annual net assets of each ISI Fund, an annual fee for certain compliance support services and is reimbursed for out of pocket expenses.

ALPS also serves as transfer agent and dividend disbursing agent for the ISI Funds pursuant to the terms of a Transfer Agency and Services Agreement with the ISI Funds (the “Transfer Agency Agreement”).  Under the Transfer Agency Agreement, ALPS maintains an account for each shareholder of record of the ISI Funds and is responsible for processing purchase and redemption requests which includes the issuance, transfer and redemption of Shares, opening, maintenance and servicing of shareholder accounts and paying distributions to shareholders of record. For its services, ALPS receives an annual minimum fee from each ISI Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses. ALPS is registered as a transfer agent with the SEC.

MUFG Union Bank, N.A. (“Union Bank”), 350 California Street, 6th Floor, San Francisco, CA 94104, serves as the ISI Funds’ custodian under a Global Custody Agreement between the ISI Funds and Union Bank.  As custodian, Union Bank is responsible for safeguarding and controlling the ISI Funds’ cash and securities, handling the delivery of securities and collecting interest and dividends on the ISI Funds’ investments.

Prior to September 8, 2014, State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, MA 02111, served as the administrator, custodian, fund accountant and transfer agent and dividend disbursing agent of the ISI Funds.  For the performance of these administrative services, not including Fund Accounting, Custody or Transfer Agent Services, the ISI Funds paid State Street an annual fee of $300,000.  This fee was allocated amongst the ISI Funds based on the relative net assets of each ISI Fund.  Administration fees paid by the Fund to State Street were $49,882, $42,273 and $27,160 for the fiscal years ending October 31, 2013, October 31, 2012 and October 31, 2011, respectively.  Custodian and fund accounting fees paid by the Fund to State Street were $75,937, $74,980 and $60,240 for the fiscal years ending October 31, 2013, October 31, 2012 and October 31, 2011, respectively.

Effective September 8, 2014, the information in the section entitled “Expenses Borne by the Fund” beginning on page 23 of the Statement of Additional Information is hereby deleted in its entirety and replaced with the following:

Except as described elsewhere, the ISI Funds pay or cause to be paid all continuing expenses of each ISI Fund, including, without limitation: investment advisory, administration, sub-administration, and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the ISI Funds for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the ISI Funds; brokers’ commissions, if any, chargeable to each ISI Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the ISI Funds to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing copies of the Fund’s prospectus and SAI and supplements thereto to the Fund’s shareholders; all expenses of shareholders’ and Board meetings and of preparing, printing and mailing copies of ISI Funds proxy statements and reports to shareholders; fees and travel expenses of the Independent Directors and independent members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel (including counsel to the Independent Directors) or independent accountants in connection with any matter relating to the ISI Funds; membership dues of industry associations; interest payable on the Fund’s borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the ISI Funds which inure to the ISI Funds’ benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the ISI Funds operation unless otherwise explicitly assumed by ISI, Inc., ISI Group, ALPS, or Union Bank.

Effective September 8, 2014, the first and second paragraphs of the section entitled “Disclosure of Portfolio Holdings” on pages 23 and 24 of the Statement of Additional Information are hereby deleted in their entirety and replaced with the following:

Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in filings with the SEC.  Portfolio holdings as of the end of the Fund’s annual and semi-annual fiscal periods are reported within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each such period).  Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC within 60 days of the end of such period.  The Fund’s ten largest equity holdings are also disclosed to the public on a monthly basis via the ISI Funds’ website within 7 to 10 days of the end of each month.  You may request a copy of the Fund’s latest annual and semi-annual reports to shareholders by contacting the Fund’s transfer agent at 1290 Broadway, Suite 1100, Denver, CO 80203, or at (800) 882-8585.  You may also obtain a copy of the Fund’s latest Form N-Q by accessing the SEC’s website at www.sec.gov.

The Board has authorized disclosure of the Fund’s non-public portfolio holdings information to certain persons who provide services on behalf of the Fund or to its service providers in advance of public release.  The Advisor, Los Angeles Capital and the Fund’s administrator, sub-administrator, transfer agent and custodian, have regular and continuous access to the Fund’s portfolio holdings.  In addition, the Distributor and the officers of the Fund, as well as proxy voting services, may have access to the Fund’s non-public portfolio holdings information on an ongoing basis.  The ISI Funds’ independent registered public accounting firm receives non-public portfolio holdings information at least annually and usually within seven days of the Fund’s fiscal year end and may also have access to the Fund’s non-public portfolio holdings information on an as needed basis.  The Directors and legal counsel to the ISI Funds and to the Independent Directors may receive information on an as needed basis.  Mailing services, financial printers and typesetters receive non-public portfolio holdings information no sooner than 30 days following the end of a quarter.  The Board may authorize additional disclosure of the Fund’s portfolio holdings.

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